UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

(Amendment No. ___________)

Check the appropriate box:

☒	Preliminary information statement.

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

☐	Definitive information statement.

                                                                                          J.P. Morgan Fleming Series Trust

(Name of Registrant as Specified in its Charter)

Payment of filing fee (check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5)	Total fee paid: _____________________________________________________________

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, schedule or registration statement no.:

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J.P. MORGAN FLEMING SERIES TRUST

JPMorgan Multi-Manager Small Cap Growth Fund

245 Park Avenue, New York, New York 10167

Toll-Free (800) 480-4111

November ____, 2006

Dear Shareholder,

The purpose of the enclosed information statement is to inform shareholders of the JPMorgan Multi-Manager Small Cap Growth Fund (the “Growth Fund”), a series of the J.P. Morgan Fleming Series Trust, a Massachusetts business trust (the “Trust”), of a new investment subadvisory agreement between J.P. Morgan Investment Management, Inc. (“JPMIM”), the Growth Fund’s investment adviser, and BlackRock Capital Management, Inc. (“BCM”).

On September 29, 2006, BlackRock Inc, the parent company of BlackRock Advisors, Inc, one of the subadvisers to the Growth Fund, merged with Merrill Lynch Investment Managers, Inc. to form a new company. Merrill Lynch & Co. Inc. (“Merrill Lynch”) holds 65 million common and preferred shares in the combined company and has a 45% voting interest. In connection with the transaction, BlackRock Advisors, Inc. transferred the subadvisory agreement between it and JPMIM to its wholly-owned subsidiary, BlackRock Capital Management, Inc. (“BCM”). The transaction between BlackRock Inc. and Merrill Lynch and the transfer of the subadvisory agreement from BlackRock Advisors, Inc. to BCM may be deemed to have resulted in an “assignment” of the subadvisory agreement under the Investment Company Act of 1940, as amended. In the event of an assignment, JPMIM’s subadvisory agreement with BlackRock Advisors, Inc. terminates automatically in accordance with its terms.

To prevent any disruption of subadvisory services to the Growth Fund, JPMIM entered into a new subadvisory agreement with BCM that became effective after the close of business on September 29, 2006, pursuant to which BCM has been engaged by JPMIM, with the approval of the Trust’s Board of Trustees, to serve as a subadviser to the Growth Fund.

After careful consideration, on September 13, 2006, the Trust’s Board of Trustees approved and adopted the new subadvisory agreement between JPMIM and BCM and determined that the terms and conditions of the new subadvisory agreement between JPMIM and BCM are fair to, and in the best interests of, the Growth Fund and its shareholders.

This information statement describes the current management structure of the Growth Fund, and the terms of the new subadvisory agreement with BCM.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Should you have any questions or need additional information, please call JPMorgan Funds at 1-800-480-4111.

Sincerely,

George C.W. Gatch

President, JPMorgan Funds

November ___, 2006

J.P. MORGAN FLEMING SERIES TRUST

JPMorgan Multi-Manager Small Cap Growth Fund

245 PARK AVENUE,

NEW YORK, NEW YORK 10167

TOLL-FREE (800) 480-4111

INFORMATION STATEMENT

This information statement is being furnished to shareholders of the JPMorgan Multi-Manager Small Cap Growth Fund (the “Growth Fund”) of the J.P. Morgan Fleming Series Trust, a Massachusetts business trust (the “Trust”) in lieu of a proxy statement, pursuant to the terms of an exemptive order obtained by the Trust and JPMorgan Investment Management, Inc. (“JPMIM”), the JPMorgan Multi-Manager Small Cap Growth Fund’s (the “Growth Fund”) investment adviser, from the Securities and Exchange Commission (the “SEC”).

The exemptive order permits JPMIM, subject to supervision and approval of the Trust’s Board of Trustees (the “Board”), to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable fund of the Trust. Pursuant to the exemptive order, shareholders must be notified of any changes in subadvisers and this information statement is being furnished to notify shareholders of the Growth Fund that after the close of business on September 29, 2006, JPMIM entered into a new subadvisory agreement (the “BCM Subadvisory Agreement”) with BlackRock Capital Management, Inc. (“BCM”), pursuant to which BCM is engaged by JPMIM, with the approval of the Board, to serve as a subadviser to the Growth Fund. BCM will replace BlackRock Advisors, Inc. as one of the four subadvisers to the Growth Fund. The subadvisory agreement between JPMIM and BlackRock Advisors, Inc. dated January 31, 2005, may have been deemed to have terminated automatically in accordance with its terms upon the consummation of the transaction between BlackRock, Inc., the parent company of BlackRock Advisors, Inc., and Merrill Lynch & Co. Inc. (“Merrill Lynch”) which resulted in the formation of a new investment advisory company of which Merrill Lynch holds 65 million common and preferred shares and has a 45% voting interest, and at which time, in connection with the transaction, BlackRock Advisors, Inc. transferred the subadvisory agreement between it and JPMIM to its wholly-owned subsidiary, BCM. The transaction between BlackRock Inc. and Merrill Lynch and the transfer of the subadvisory agreement from BlackRock Advisers, Inc. to BCM may have been deemed to have resulted in an “assignment” of the agreement under the Investment Company Act of 1940, as amended, which would cause the subadvisory agreement with BlackRock Advisors, Inc. to terminate automatically in accordance with its terms.

The Trust is composed of two separate funds which operate as distinct investment vehicles: the Growth Fund and the JPMorgan Multi-Manager Small Cap Value Fund. This

information statement relates only to the Growth Fund. This information statement will be mailed on or about November 15, 2006.

At a meeting of the Board on September 13, 2006, after careful consideration, the Board, including a majority of the Board who are not parties to the BCM Subadvisory Agreement or “interested persons”, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of any such party (the “Disinterested Trustees”), determined that the terms and conditions of the BCM Subadvisory Agreement are fair to, and in the best interests of the Growth Fund and its shareholders and approved and adopted the BCM Subadvisory Agreement. The BCM Subadvisory Agreement is substantially the same as the previous subadvisory agreement between BlackRock Advisors, Inc. and JPMIM. A copy of the BCM Subadvisory Agreement is attached as Annex A to this information statement.

Please read this information statement carefully, as it contains important information.

THIS DOCUMENT IS FOR YOUR INFORMATION ONLY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

For more information about the BCM Subadvisory Agreement and other matters contemplated by the BCM Subadvisory Agreement, please review this information statement and the Subadvisory Agreement attached to it as Annex A.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS

AND JPMORGAN FUND COMPLEX

The Trust’s Board of Trustees (the “Board”) consists of five trustees – Cheryl Ballenger, Jerry B. Lewis, John R. Rettberg, John F. Ruffle and Ken Whipple (each, a “Trustee” and together, the “Trustees”). The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2005, in the Growth Fund and each Trustee’s aggregate ownership in any portfolios/funds that the Trustee oversees in the JPMorgan Fund Complex:

Name of Trustee	Ownership of Multi-Manager Small Cap Growth Fund	Aggregate Ownership of All Registered Investment Companies to be Overseen by Trustee in JPMorgan Fund Complex*

Non-Interested Trustee

Cheryl Ballenger	None	None
Jerry B. Lewis	None	None
John R. Rettberg	None	None
Ken Whipple	None	None

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Interested Trustee

John F. Ruffle***	over $100,000**	over $100,000**

_________________

*

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes four investment companies with 13 separate portfolios.

**	Securities valued as of December 31, 2005.
***	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment adviser.

As of December 31, 2005, none of the non-interested Trustees or their immediate family members owned any shares of JPMIM or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with JPMIM.

As of October 1, 2006, the Trustees and officers as a group owned less than 1% of the shares of the Growth Fund.

Principal Holders

As of September 30, 2006, the following persons owned of record, or are known by the Trust to own beneficially, 5% or more of the outstanding shares of the Growth Fund.

Balsa & Co.* JPMorgan Chase Attn: PB Ops Recon 717 N. Harwood St. Dallas, TX 75201-6501	7.92%

Strafe & Co.* BOIA-One Group Operations 1111 Polaris Parkway P.O. Box 711234 Columbus, OH 43271-0001	5.49%

*

The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

THE ADVISORY AGREEMENT

The Trust has retained JPMIM as investment adviser to provide investment advice and portfolio management services to the Growth Fund, pursuant to an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, and except as delegated to one or more subadvisers (each, a “Subadviser” and together, the “Subadvisers”), JPMIM manages the investment of the assets of the Growth Fund and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Growth Fund. Any investment program undertaken by JPMIM will at all times be subject to the policies and control of the Trustees. JPMIM also provides certain administrative services to the Growth Fund.

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The Advisory Agreement provides that JPMIM will not be protected against any liability to the Trust or the Growth Fund’s shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 245 Park Avenue, New York, New York 10167. JPMIM is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co. (“J.P. Morgan Chase”).

Under separate agreements, JPMorgan Funds Management, Inc. provides certain financial, fund accounting and administrative services to the Trust and the Growth Fund, and JPMorgan Distribution Services Inc. provides distribution services to the Trust and the Growth Fund.

JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of Bank One Corporation with and into JPMorgan Chase & Co. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

The investment advisory services that JPMIM provides to the Growth Fund are not exclusive under the terms of the Advisory Agreement. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. The accounts which are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Growth Fund. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the Growth Fund.

As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM under the Advisory Agreement, the Growth Fund has agreed to pay JPMIM a fee, which is computed daily and may be paid monthly, equal to a percentage of the Growth Fund’s average daily net assets as specified in the Multi-Manager Funds Prospectus. JPMIM may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

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The table below sets forth the investment advisory fees paid or accrued by the Fund to JPMIM (waived amounts are in parentheses), for the fiscal period from July 1, 2005 to June 30, 2006 (amounts in thousands):

	Fiscal Year Ended
Fund	June 30, 2006
	Paid/
	Accrued	Waived
Multi-Manager Small Cap Growth Fund	$1,420	N/A

Investment Process

The Growth Fund uses a “multi-manager” investment strategy. JPMIM allocates portions of the Growth Fund’s assets to several Subadvisers, who then manage their respective portions of the assets under the general supervision of JPMIM. BlackRock Advisors, Inc., J.W. Seligman & Co. Incorporated (“Seligman”) UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), and Oberweis Asset Management, Inc. (“Oberweis”) have been engaged by JPMIM to serve as the Subadvisers to the Growth Fund.

JPMIM uses rigorous criteria to select Subadvisers with proven track records to manage a portion of the Growth Fund’s assets. In choosing the Subadvisers and their allocations, JPMIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the Subadvisers’ performance in various market conditions. By combining the strengths of different Subadvisers, the Growth Fund seeks to bring together a variety of stock selection processes and methodologies to achieve its investment objective. In addition to selecting the Subadvisers and allocating the Growth Fund’s assets among them, JPMIM is responsible for monitoring and coordinating the overall management of the Growth Fund. JPMIM reviews the Growth Fund’s portfolio holdings, evaluates the on-going performance of the Subadvisers and monitors concentration in a particular security or industry.

THE SUBADVISORY AGREEMENTS

Summary of Current Subadvisory Agreements

The subadvisory agreements entered into by JPMIM with Seligman and UBS Global AM were approved by the Trustees, including a majority of the Disinterested Trustees, on January 21, 2003, and by the sole initial shareholder of the Growth Fund on February 14, 2003, and became effective on February 21, 2003. The subadvisory agreement entered into by JPMIM with Oberweis was approved by the Trustees, including a majority of the Disinterested Trustees, on September 7, 2004, and by the shareholders of the Growth Fund on December 15, 2004, and became effective on December 17, 2004. The subadvisory agreement entered into by JPMIM with BlackRock Advisors, Inc., the parent company of BCM, was approved by the Board of Trustees,

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including a majority of the Disinterested Trustees, on December 8, 2004, and by shareholders of the Growth Fund on May 20, 2005, and became effective on January 31, 2005. The subadvisory agreement between JPMIM and BlackRock Advisors, Inc. may have been deemed to have terminated automatically on October 1, 2006, in accordance with its terms.

The subadvisory agreements with BlackRock Advisors, Inc., Seligman (the “Seligman Subadvisory Agreement”), UBS Global AM (the “UBS Global AM Subadvisory Agreement”) and Oberweis (the “Oberweis Subadvisory Agreement”) were renewed by the Trustees, including a majority of the Disinterested Trustees, on March 9-10, 2005. Each of the subadvisory agreements will continue in effect for a period of one year from the date of the anniversary of its execution, unless terminated sooner, and may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each subadvisory agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the Advisory Agreement. Under the terms of each subadvisory agreement, no Subadviser is liable to JPMIM, the Growth Fund or its shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Growth Fund or its shareholders, except in the case of such Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the subadvisory agreement. The subadvisory agreement between JPMIM and BlackRock Advisors, Inc. may have been deemed to have terminated automatically on October 1, 2006, in accordance with its terms.

Each of the Subadvisers is independent of JPMIM and discharges its responsibilities subject to the policies of the Trustees and the supervision of JPMIM, which pays the Subadvisers’ fees. Seligman is owned by William C. Morris and key employees. William C. Morris, chairman and director of Seligman, owns at least 50% of Seligman’s voting stock. UBS Global AM, a registered investment adviser, is an indirect wholly-owned subsidiary of UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group of UBS AG. UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry. Oberweis, located at 3333 Warenville Road, Suite 500, Lisle, Illinois 60532, is a boutique investment firm that focuses on investments in rapidly growing companies. Established in 1989, Oberweis provides investment advice to funds, institutions and individual investors on a broad range of investment products. James W. Oberweis is the President and a director and controlling shareholder of Oberweis.

Each Subadviser is paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Growth Fund allocated to the Subadviser. The aggregate annual rates of the fees payable by JPMIM to the Subadvisers for each Subadviser’s portion of the respective Growth Fund is 0.55%, expressed as a percentage of the average daily net assets of each Subadviser’s portion of the Growth Fund.

The Trust expects that differences in investment returns among the portions of the Growth Fund managed by different Subadvisers will cause the actual percentage of the Growth

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Fund’s assets managed by each Subadviser to vary over time. In general, the Growth Fund’s assets once allocated to one Subadviser will not be reallocated (or “rebalanced”) to another Subadviser of the Growth Fund. However, JPMIM may reallocate assets from one Subadviser to another when deemed in the best interests of the Growth Fund and its shareholders including when the assets managed by a Subadviser exceed that portion managed by any other Subadviser to the Growth Fund. In some instances, where a reallocation results in any rebalancing of the Growth Fund from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Subadviser to a portion of the Growth Fund with a relatively lower total return.

Subadvisory Agreement with BlackRock Capital Management, Inc.

JPMIM has engaged BCM as a subadviser to the Growth Fund, pursuant to the BCM Subadvisory Agreement, a copy of which is attached hereto as Annex A. BCM is independent of JPMIM and will discharge its responsibilities subject to the policies of the Trustees and the supervision of JPMIM. JPMIM will pay BCM a subadvisory fee of 0.55%, expressed as a percentage of the average daily net assets of BCM’s portion of the Growth Fund.

The consummation of the transaction between BlackRock, Inc, and Merrill Lynch, result in the formation of a new company. In connection with that transaction BlackRock Advisors, Inc. transferred the subadvisory agreement between it and JPMIM to its wholly-owned subsidiary, BCM. BCM is an indirect wholly owned subsidiary of BlackRock, Inc., As of June 30, 2006 PNC Financial Services Group, Inc (“PNC”) indirectly owned approximately 70% of BlackRock, Inc. After the transaction between BlackRock, Inc. and Merrill Lynch & Co., Inc., Merrill Lynch & Co., Inc. will own no more than 49.8% of the total issued and outstanding capital stock of the new company, which will operate under the BlackRock name, PNC will retain approximately 34% of the new company’s common stock. The principal offices of BCM are located at 100 Bellevue Parkway, Wilmington, DE 19809.

The allocation of the Growth Fund’s assets among Seligman, UBS Global AM, Oberweis and BCM will be determined by JPMIM, subject to the review of the Trustees, in the best interests of the Growth Fund and its shareholders. The Trust expects that differences in investment returns among the portions of the Growth Fund to be managed by BCM, Seligman, UBS Global AM, and Oberweis will cause the actual percentage of the Growth Fund’s assets to be managed by BCM to vary over time.

BCM will be paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Growth Fund allocated to BCM. The aggregate annual rates of the fees payable by JPMIM to BCM for BCM’s portion of the Growth Fund is 0.55%, expressed as a percentage of the average daily net assets of BCM’s portion of the Growth Fund.

The Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter,

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so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreement, BCM is not liable to JPMIM, the Growth Fund or its shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Growth Fund or its shareholders, except in the case of BCM’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Subadvisory Agreement.

BlackRock Advisors, Inc., has advised the Adviser and the Board that, it does not anticipate any material changes in: (i) professional personnel who currently perform services for the Growth Fund; (ii) the investment advisory services currently provided to the Growth Fund; (iii) the compliance program or structure; or (iv) the oversight of compliance with Fund investment restrictions, as a result of either the transaction between BlackRock, Inc. and Merrill Lynch & Co., Inc., or the change in contracting entities from BlackRock Advisors, Inc. to BCM.

Similarly, BlackRock Advisors, Inc. has also advised the Adviser and the Board that it anticipates that there will be no diminution in the nature or quality of investment advisory services provided to the Funds as a result of the transaction between BlackRock, Inc. and Merrill Lynch & Co., Inc.

The portfolio managers currently listed in the Growth Fund prospectus as managing the portion of Growth Fund assets allocated to BlackRock Advisors, Inc. will continue to manage the portion of the Growth Fund assets allocated to BlackRock Capital Management, Inc.

The information contained in the Growth Fund Statement of Additional Information regarding the other accounts managed by the BlackRock portfolio managers as well as potential conflicts of interest, the structure of portfolio manager compensation, and ownership of Growth Fund securities will also remain the same.

Transaction and Brokerage Practices

Under the BCM Subadvisory Agreement and as permitted by Section 28(e) of the 1934 Act, BCM may cause the Growth Fund assets to pay a broker-dealer, which provides brokerage and research services to BCM, the Growth Fund assets and/or other accounts for which BCM exercises investment discretion, an amount of commission for effecting a securities transaction for the Growth Fund in excess of the amount other broker-dealers would have charged for the transaction if BCM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or BCM’s overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Growth Fund. JPMIM will report to the Board regarding overall commissions paid by the Growth Fund and their reasonableness in relation to the benefits to the Growth Fund. The

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term “brokerage and research services” includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by BCM under the BCM Subadvisory Agreement. The subadvisory fees that JPMIM pays to BCM are not reduced as a consequence of BCM’s receipt of brokerage and research services. To the extent the Growth Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Growth Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to BCM in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to BCM in carrying out its obligations to the Growth Fund. While such services are not expected to reduce BCM’s expenses, BCM would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

BCM believes that research services obtained through soft dollar arrangements enhance its investment decision making capabilities, thereby increasing the prospects for higher investment returns. BCM will only engage in soft dollar transactions that comply with the requirements of Section 28(e). To ensure compliance with Section 28(e), BCM has adopted a Soft Dollar Policy that requires that the BlackRock Equity Investment Policy Oversight Committee approve all soft dollar arrangements. Equity Investment Policy Oversight Committee approval is obtained by submitting to the Administration Group a soft dollar service request form, which includes, among other information, a description of the service, the designated use of the service, the identity of the ultimate users of the service and the cost of the service. The Administration Group will send a copy of the request to the Legal and Compliance Department for review. The request is then circulated for signature by four of six Equity Investment Policy Oversight Committee members and presented for ratification at monthly Equity Investment Policy Oversight Committee meetings. The Administration Group shall prepare quarterly reports regarding BlackRock's soft dollar usage that are presented to the Equity Investment Policy Oversight Committee.

Executive Officers and Trustees of BlackRock Capital Management, Inc.

Information regarding the principal executive officers and directors of BCM is set forth below. BCM’s address is 100 Bellevue Parkway, Wilmington, DE 19809. The address for each of the persons listed below, as it relates to his or her duties with BCM, is 100 Bellevue Parkway, Wilmington, DE 19809.

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Name	Position with Advisor
Lawrence D. Fink	Chairman and Chief Executive Officer
Ralph L. Schlosstein	President and Director
Robert S. Kapito	Vice Chairman and Director
Robert P. Connolly	General Counsel, Secretary and Managing Director
Susan L. Wagner	Vice Chairman and Chief Operating Officer
Steven E. Buller	Chief Financial Officer and Managing Director
Keith L. Anderson	Vice Chairman
Charles S. Hallac	Vice Chairman
Barbara G. Novick	Vice Chairman
Paul L. Audet	Director
Laurence J. Carolan	Director
Kevin Klingert	Director
John P. Moran	Director
Mark Steinberg	Director

Board Review of Subadvisory Agreement

The BCM Subadvisory Agreement was approved by the Trustees, including a majority of the Disinterested Trustees, on September 13, 2006.

The Board of Trustees met in person on September 13, 2006, to consider the approval of a Sub-Advisory Agreement with BCM to prevent any disruption of sub-advisory services to the Growth Fund. In considering the Sub-Advisory Agreement, the Trustees were presented with information demonstrating that the terms of the Sub-Advisory Agreement are fair to, and in the best interests of, the Growth Fund and its shareholders. In their deliberations, each Trustee attributed different weights to various factors, and no factor alone was considered determinative.

The Board reviewed BlackRock’s historical performance against its benchmark index over the quarter-to-date, year-to-date, one-year and since-inception periods ended August 31, 2006. The Board also considered information presented at its meeting on March 28, 2006 by representatives of BlackRock, in which BlackRock’s transaction with Merrill Lynch and BlackRock’s investment process and performance were discussed. It was noted that the Board had received assurances that the same portfolio management personnel were expected to provide services to the Fund under the Sub-Advisory Agreement with BCM as were providing services under the Sub-Advisory Agreement with BlackRock Advisors, Inc., and that there were not expected to be any changes in the sub-advisory services provided by BCM as compared with those provided by BlackRock Advisors, Inc.

The Board determined that because the advisory services to be provided by BCM were not expected to result in any changes to the advisory services provided by BlackRock Advisors, Inc., the appointment of the new sub-adviser would not impact any of the factors which the Board had previously considered to evaluate the services of BlackRock Advisors, Inc and the basis for its prior approval of the sub-advisory agreement with BlackRock Advisors, Inc. remained valid. It was also noted that the Sub-Advisory Agreement with BCM would be reviewed again, along with the Sub-Advisory Agreements with the Fund’s other Sub-Advisers, in conjunction with the December, 2006 Board meeting. The Board’s considerations in approving the sub-advisory agreement with BlackRock Advisors, Inc. at its meeting held on March 9–10, 2005 were as follows:

•

The Board was presented with information demonstrating that the terms of the Subadvisory Agreement with BlackRock Advisors, Inc. are fair to, and in the best interests of, the Multi-Manager Small Cap Growth Fund and its shareholders.

•

In considering the Subadvisory Agreement with BlackRock Advisors, Inc., the Trustees had before them information to evaluate the experience of BlackRock's key personnel in portfolio management, the quality of services BlackRock is expected to provide to the Multi-Manager Small Cap Growth Fund, and the compensation proposed to be paid to BlackRock. The Trustees gave due consideration to all factors deemed to be relevant to the Multi-Manager Small Cap Growth Fund, including, but not limited to the following:

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•  The Trustees reviewed the Subadvisory Agreement, pursuant to which BlackRock will manage the Multi-Manager Small Cap Growth Fund’s assets allocated to it (the “Subadviser Assets”) subject to the general supervision of the Trustees, in accordance with the Multi-Manager Small Cap Growth Fund's investment objective, policies, and restrictions, in compliance with requirements applicable to registered investment companies, and such other limitations as JPMIM may institute. BlackRock will make investment decisions for its Subadviser Assets, place purchase and sale orders for portfolio transactions for its Subadviser Assets, and employ professional portfolio managers and securities analysts to provide research services to its Subadviser Assets. BlackRock will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of its Subadviser Assets. In addition, BlackRock will (i) regularly report to the Trustees and JPMIM with respect to its implementation of the investment program, compliance matters and other topics requested by the Trustees or JPMIM, (ii) consult with the Multi-Manager Small Cap Growth Fund's pricing agent regarding the valuation of securities for which market quotations are not readily available, and (iii) provide information about other accounts managed by BlackRock that have investment objectives, policies, and strategies substantially similar to those employed by BlackRock for the Multi-Manager Small Cap Growth Fund. The Trustees also considered the quality of the investment research capabilities of BlackRock and the other resources BlackRock has dedicated to performing services for the Multi-Manager Small Cap Growth Fund.

• The Trustees examined BlackRock’s historical performance and risk characteristics in the small-cap growth category against its benchmark index over the one-quarter, one-year and since-inception periods ended December 31, 2004.

• The Trustees considered the investment subadvisory fee rate to be paid by JPMIM to BlackRock against the subadvisory fees charged by other subadvisers with investment objectives similar to those of BlackRock.

•

The Board determined that (i) the subadvisory services offered by BlackRock could reasonably be expected to complement the services provided by the Multi-Manager Small Cap Growth Fund’s other subadvisers in a manner that would be consistent with and further its “manager of managers” strategy, (ii) the investment performance history of BlackRock’s portfolio management team was favorable on an absolute and relative basis, (iii) BlackRock has experience in managing investment company assets and that BlackRock’s portfolio management team has demonstrated its ability to adhere to compliance procedures, and (iv) the fees for the advisory services to be rendered by BlackRock are fair and reasonable in light of the usual and customary charges made by others offering the same or similar services.

As a result of its consideration of the information presented, Board of Trustees, including a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons,” as defined in the 1940 Act, approved the BCM Sub-Advisory Agreement on behalf of the Growth Fund to become effective on September 30, 2006.

11

OTHER MATTERS

The Trust will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon request to JPMorgan Funds Service Center at 1-800-480-4111.

If you have elected to receive one information statement for all accounts maintained by members of your household, the Trust undertakes to deliver promptly upon written or oral request a separate copy of the information statement for a separate account.

The Trust’s distributor is JPMorgan Distribution Services Inc. The Trust’s administrator is JPMorgan Funds Management, Inc. The address of each of these entities is 245 Park Avenue, New York, New York 10167.

NO ACTION REQUIRED

This information statement is provided to you solely for informational purposes. No shareholders vote is being taken with respect to the matters described. You are not being asked to provide a proxy.

12

ANNEX A

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

between

J. P. MORGAN INVESTMENT MANAGEMENT INC.

and

BlackRock Capital Management, Inc.

INVESTMENT SUBADVISORY AGREEMENT, effective as of the ___day of September, 2006, between J.P. Morgan Investment Management Inc. (the "Adviser"), a corporation organized and existing under the laws of the State of Delaware, and BlackRock Capital Management, Inc . ("Subadviser"), a corporation organized and existing under the laws of the State of New York.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the 21st day of January, 2003 ("Advisory Agreement") with J.P. Morgan Fleming Series Trust, a Massachusetts business trust (the "Trust"), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended, ("1940 Act"); and

WHEREAS, the Trust is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions (each a “Fund”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, ("Advisers Act"); and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for that portion of the assets of the Fund listed on Appendix A which the Adviser may from time to time assign to the Subadviser (the “Subadviser Assets”) and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.       Appointment. Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Duties of the Subadviser

A. Investment Subadvisory Services. Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Subadviser shall (a) manage the investments of the Subadviser Assets in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Trust’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code") and such other limitations as the Adviser may institute. The Subadviser shall (a) make investment decisions for the Subadviser Assets; (b) place purchase and sale orders for portfolio transactions for the Subadviser Assets; and (c) employ professional portfolio managers and securities analysts to provide research services to the Subadviser Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.

B.

Subadviser Undertakings. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Trust’s Articles of Incorporation, By-Laws, and Prospectus and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

(i)

regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment Program, compliance of the Subadviser Assets with the Prospectus, the 1940 Act and the Code, and on other topics as may reasonably be requested by the Board or the Adviser, including attendance at Board meetings, as reasonably requested, to present such reports to the Board;

(ii)

consult with the Trust’s Adviser and pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may require fair valuation;

(iii)

provide, subject to any obligations or undertakings reasonably necessary to maintain the confidentiality of the Subadviser’s non-public information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadviser Assets which may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present historical performance information concerning the Subadviser’s similarly managed accounts and funds, for inclusion in the Trust’s Prospectus and any other reports and materials prepared by the Trust or its agent, in accordance with regulatory requirements or as requested by applicable federal or state regulatory authorities.

(iv)	identifies, processes and tracks all class actions for any security held within the Fund managed by the Subadviser during its management subject to pre-

clearance from the Adviser before each filing to identify any potential conflicts.

(v)

provide reasonable assistance to the Adviser with respect to the annual audit of the Fund’s financial statements, including, but not limited to:  (i) providing broker contacts as needed for obtaining trade confirmations; (ii)  providing copies of term loans and swap agreements, within a reasonable time after the execution of such agreements; (iii) providing assistance in obtaining trade confirmations in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such confirmations directly from the brokers and (iv) obtaining market quotations for investments that are not readily ascertainable in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such market quotations through independent means.

C. Expenses. The Subadviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Trust, except to the extent specifically assumed by the Subadviser. The expenses to be borne by the Trust include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustees’ fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders’ reports and meetings, and any extraordinary expenses.

D. Brokerage. The Subadviser will select brokers and dealers to effect all orders for the purchase and sale of Subadviser Assets. In selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets of the Fund, the

Subadviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Subadviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Subadviser exercises investment discretion. Except as permitted by Rule 17a-10 under the 1940 Act, Subadviser will not engage in principal transactions with respect to the Subadviser Assets with any affiliate of the Adviser or of any other subadviser to the Fund, and will engage in agency transactions with respect to the Subadviser Assets with such affiliates only in accordance with all applicable rules and regulations. Subadviser will provide a list of its affiliates to Adviser, as such may be amended from time to time. Adviser will provide to Subadviser a list of affiliated brokers and dealers of the Adviser and of each other subadviser to the Fund.

E. Aggregation of Orders. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Subadviser Assets as well as other clients of the Subadviser, the Subadviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients. The Adviser recognizes that, in some cases, the Subadviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Subadviser Assets.

F. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records which it maintains for the Subadviser Assets of the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Subadviser may retain copies of any records to the extent required for it to comply with applicable laws. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Subadviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Subadviser Assets.

G. Subadviser Compliance Responsibilities. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Fund, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Subadviser Assets based upon information in its possession and upon information and written instructions received from the Adviser or the Trust’s Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. Specifically, the Subadviser shall not be responsible for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund’s failure to qualify as a regulated investment company under the Code if the securities and other holdings of the Subadviser Assets would not be in such violation or failing to so qualify if the Subadviser Assets were deemed a separate series of the Trust or a separate regulated investment company under the Code. The Adviser or Trust’s

Administrator shall promptly provide the Subadviser with copies of the Trust’s Declaration of Trust, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Subadviser Assets and any amendments or revisions thereto. Subadviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Subadviser’s compliance with such Prospectus, policies or procedures.

H. Proxy voting. The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Subadviser Assets. The Adviser shall cause to be forwarded to Subadviser all proxy solicitation materials that Adviser receives. Subadviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940. The Sub-Adviser further agrees that it will provide the Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, Subadviser shall provide the Advisor with all proxy voting records relating to the Subadviser Assets, including but not limited to those required by Form NPX. Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

I. Use of Names. The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Trust or the Adviser or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Adviser or any of its affiliates in material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Trust’s name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld.

J. Other Subadvisers. With respect to any Fund, (i) the Subadviser will not consult with any other subadviser to that Fund (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) the Subadviser will provide advice and otherwise perform services hereunder exclusively with respect to the Subadviser Assets of that Fund.

K. Portfolio Holdings. The Subadviser will not disclose, in any manner whatsoever, any list of securities held by the Fund, except in accordance with the Fund’s portfolio holdings disclosure policy.

3.   Compensation of Subadviser. The Adviser will pay the Subadviser, with respect to each Fund on Appendix A attached hereto, the compensation specified in Appendix A. Such fees will be computed daily and paid monthly, calculated at an annual rate based on the Subadviser Assets’ average daily net assets as determined by the Trust’s accounting agent. Compensation for any partial period shall be pro-rated based on the length of the period.

4.   Standard of Care. The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Subadviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties hereunder or from reckless disregard by it of its obligations and duties under this Agreement

5.	Indemnification.

a. The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) (“Losses”), howsoever arising, from or in connection with this Agreement or the performance by the Sub-Adviser of its duties hereunder; provided however that the Adviser will not indemnify the Subadviser for Losses resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Subadviser’s reckless disregard of its obligations and duties under this Agreement

b. The Subadviser agrees to indemnify and hold harmless the Adviser from and against any and all Losses resulting from the Subadviser's willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser's obligations and duties under this Agreement; provided however that the Subadviser will not indemnify the Adviser for Losses resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Adviser’s reckless disregard of its obligations and duties under this Agreement.

6.   Non-Exclusivity. The services of the Subadviser to the Adviser with respect to the Subadviser assets are not to be deemed to be exclusive, and the Subadviser and its affiliates shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies. Adviser acknowledges that Subadviser or its affiliates may give advice and take actions in the performance of its duties to clients which differ from the advice, or the timing and nature of actions taken, with respect to other clients’ accounts (including the Subadviser assets) or employee accounts which may invest in some of the same securities recommended to advisory clients. In addition, advice provided by the Subadviser may differ from advice given by its affiliates.

7.     Maintenance of Insurance. During the term of this Agreement and for a period of one year after the termination hereof, Subadviser will maintain comprehensive general liability coverage and will carry a fidelity bond covering it and each of its employees and authorized agents with limits of not less than those considered commercially reasonable and appropriate under current industry practices. Subadviser shall promptly notify Adviser of any termination of said coverage.

8. Confidentiality. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

9.    Term of Agreement. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a

“majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days’ written notice, by the Adviser, by the Board, by vote of holders of a majority of the Fund’s shares or by the Subadviser, and will terminate five business days after the Subadviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.  Representations of Subadviser. The Subadviser represents, warrants, and agrees as follows:

A.     The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.     The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any material violations which have occurred with respect to the Subadviser Assets. Upon the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees or its agents to examine the reports required to be made by the Subadviser with respect to the Subadviser Assets pursuant to Rule 17j-1 and all other records relevant to the Subadviser’s code of ethics.

C.      Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violation of the Investment Advisers Act of 1940 and the Rules adopted under the Investment Advisers Act by the Subadviser, its employees, officers and agents. Upon reasonable request, Subadviser shall provide the Advisor with access to the records relating to such policies and procedures as they relate to the Subadviser Assets. Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to Adviser, attesting to such written policies and procedures.

D.      The Subadviser has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser. The Adviser acknowledges receipt of the Subadviser’s Form ADV more than 48 hours prior to the execution of this Agreement.

11. Provision of Certain Information by Subadviser. The Subadviser will promptly notify the Adviser (1) in the event the SEC or other governmental authority has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Adviser promptly of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Prospectus, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will provide reasonable assistance to the Trust in connection with the Trusts’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38(a) – 1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) certifying periodically, upon the reasonable request of the Trust, that it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; (iii) providing the Trust’s chief compliance officer with direct access to its compliance personnel; (iv) providing the Trust’s chief compliance officer with periodic reports and (v) promptly providing special reports in the event of compliance problems. Further, Subadviser is aware that: (i) the Chief Executive Officer (Principal Executive Officer) and Treasury/Chief Financial Officer (Principal Financial Officer) of the Trust (collectively, “Certifying Officers”) are required to certify the Trust’s periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended; and (ii) the Certifying Officers must rely upon certain matters of fact generated by Subadviser of which they do not have firsthand knowledge. Consequently, subadviser has in place and has observed procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Trust under this Agreement and the accuracy of the information prepared by it and which is included in the Form N-CSR, and shall provide certifications to the Trust to be relied upon by the Certifying Officers in certifying the Trust’s periodic reports on Form N-CSR, in a form satisfactory to the Trust.

12.       Provision of Certain Information by the Adviser. The Adviser will promptly notify the Subadviser (1) in the event that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions and (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

13.       Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.

14.	Miscellaneous.

A.     Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

B. Change in Control. The Subadviser will notify the Adviser of any change of control of the Subadviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, in each case prior to or promptly after such change. In addition the Subadviser will notify the Adviser of any changes in the key personnel who are either the portfolio manager(s) of the Subadviser Assets or senior management of the Subadviser as soon as practicable after such change.

C.     Captions. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

D.     Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.

E.     Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

F. Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or similar means of delivery that provide evidence of receipt. All notices to Adviser shall be sent to: J.P. Morgan Investment Management Inc, 522 Fifth Avenue, New York, NY 10036, Attention: Stephen M. Benham.

All notices to Subadviser shall be sent to:

BlackRock Capital Management, Inc.

Attention: Robert Connolly, General Counsel

40 East 52nd Street

New York, NY 10022

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

J.P. Morgan Investment Management Inc.

Attest:	By:	_____________________________

_____________________________
(Title)
_____________________________	_____________________________
Date:

BlackRock Capital Management, Inc.

Attest:	By:	_____________________________

_____________________________
_____________________________	(Title)
______________________________
Date:

Appendix A

Fee Schedule

For the services provided by Subadviser to the Subadviser Assets, pursuant to the attached Investment Sub-Advisory Agreement, the Adviser will pay the Subadviser a fee, computed daily and payable monthly, based on the average daily net assets of the Subadvisory Assets at the following annual rates of the average daily net assets of the Subadviser Assets as determined by the Trust’s accounting agent:

FUND	Rate

JPMorgan Multi-Manager Small Cap Growth Fund	0.55%